SUBSCRIPTION AGREEMENT This SUBSCRIPTION AGREEMENT (this “Agreement”) is dated as of August 29, 2025 (the “Effective Date”), by and among Carisma Therapeutics Inc., a Delaware corporation, (the “Company”), and the entity listed on Exhibit A attached to this Agreement (the “Purchaser”). WHEREAS, the Company is party to that certain Agreement and Plan of Merger, dated as of the date hereof (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Azalea Merger Sub, Inc., a Delaware corporation (“Merger Sub”), OrthoCellix, Inc., a Delaware corporation (the “Surviving Corporation”) and the Purchaser, pursuant to which Merger Sub will merge with and into the Surviving Corporation, with the Surviving Corporation surviving such transaction as a wholly owned subsidiary of the Company (the “Merger”); WHEREAS, following the Merger, the Company will change its name to OrthoCellix, Inc.; WHEREAS, the Closing (as defined below) is contingent upon, and shall be consummated simultaneously with the closing of the Merger; WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, an aggregate amount equal to $5 million of shares of Common Stock (the “Purchase Investment Amount”) at a purchase price equal to the Purchase Price (defined below) in accordance with the terms and provisions of this Agreement; WHEREAS, the Concurrent Investment Amount (as defined in the Merger Agreement) is inclusive of, and not in addition to, the Purchaser Investment Amount, which shall constitute the Guarantor Investment Amount (as defined in the Merger Agreement) for all purposes thereof, and the Purchaser is entering into and delivering this Agreement pursuant to and in accordance with Section 7.14(b) of the Merger Agreement; WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act (as defined below), and Rule 506 of Regulation D promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act; WHEREAS, contemporaneously with the sale of the Shares (as defined below), the parties hereto will execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B, pursuant to which the Company will agree to provide certain registration rights in respect of the Shares under the Securities Act and applicable state securities laws; WHEREAS, Chardan Capital Markets LLC (“Chardan”) and Lake Street Capital Markets, LLC (together with Chardan, the “Placement Agents” and each a “Placement Agent”) have been engaged as placement agents for the offering of the Shares pursuant hereto. NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the Company and the Purchaser, severally and not jointly, agree as follows: 1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

2 “Additional Purchasers” means each additional individual or entity (other than the Purchaser) that executes a subscription agreement with the Company in connection with such individual's or entity's participation in the Concurrent Investment (as defined in the Merger Agreement). “Additional Subscription Agreement” means each subscription agreement entered into between an Additional Purchaser and the Company in connection with the Concurrent Investment (as defined in the Merger Agreement), substantially in the same form as this Agreement but subject to such changes and modifications as may be required by the Additional Purchasers and agreed to by the Company. “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. “Agreement” has the meaning set forth in the recitals hereof. “Benefit Plan” or “Benefit Plans” shall mean employee benefit plans as defined in Section 3(3) of ERISA and all other employee benefit practices or arrangements, including, without limitation, any such practices or arrangements providing severance pay, sick leave, vacation pay, salary continuation for disability, retirement benefits, deferred compensation, bonus pay, incentive pay, stock options or other stock-based compensation, hospitalization insurance, medical insurance, life insurance, scholarships or tuition reimbursements, maintained by the Company or to which the Company is obligated to contribute for employees or former employees. “Board of Directors” means the board of directors of the Company. “Bylaws” means the Amended and Restated By-laws of the Company. “Certificate of Incorporation” means the Restated Certificate of Incorporation, as amended of the Company. “Closing” has the meaning set forth in Section 2.2 hereof. “Closing Date” has the meaning set forth in Section 2.2 hereof. “Code” shall mean the Internal Revenue Code of 1986, as amended. “Common Stock” means the common stock, $0.001 par value per share, of the Company. “Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instruments that is at any time convertible into or exchangeable or, or otherwise entitles the holder thereof to receive, Common Stock. “Company” has the meaning set forth in the recitals hereof. “Company IT Systems” has the meaning set forth in Section 3.31 hereof. “Control” (including the terms “controlling” “controlled by” and “under common control with”) with respect to any Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

3 “Covered Person” has the meaning set forth in Section 3.27 hereof. “Current SEC Reports” shall mean (a) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended and (b) any Quarterly Reports on Form 10-Q or any Current Reports on Form 8-K filed or furnished (as applicable) by the Company after December 31, 2024, together in each case with any amendments thereto and any documents incorporated by reference therein or exhibits thereto. “DGCL” has the meaning set forth in Section 8.4 hereof. “Disclosure Document” has the meaning set forth in Section 5.3 hereof. “Disqualification Event” has the meaning set forth in Section 3.27 hereof. “Drug Regulatory Agency” shall mean the FDA or other comparable governmental authority responsible for regulation of the research, development, testing, manufacturing, processing, storage, labeling, sale, marketing, advertising, distribution and importation or exportation of drug products and drug product candidates. “DTC” has the meaning set forth in Section 5.6(b) hereof. “Effective Date” has the meaning set forth in the recitals hereof. “Environmental Laws” has the meaning set forth in Section 3.15 hereof. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder. “FDA” shall mean the U.S. Food and Drug Administration. “FDCA” shall mean the Federal Food, Drug, and Cosmetic Act. “Financial Statements” has the meaning set forth in Section 3.8(b) hereof. “Form S-4” has the meaning set forth in Section 3.2 hereof. “GAAP” has the meaning set forth in Section 3.8(b) hereof. “Governmental Authorizations” has the meaning set forth in Section 3.11 hereof. “Health Care Laws” means (a) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.) and Public Health Service Act (42 U.S.C. § 201 et seq.) and any other similar applicable law administered by the FDA or other comparable governmental authority responsible for regulation of the development, clinical testing, manufacturing, sale, marketing, distribution and importation or exportation of drug and biopharmaceutical products and their implementing regulations; (b) Good Clinical Practice regulations for studies that are submitted to regulatory authorities to support product approval; and (c) laws regulating the use or disclosure of personal data collected in the conduct of clinical trials, including any applicable provisions of the Health Insurance Portability and Accountability Act of 1996, as amended.

4 “Intellectual Property” has the meaning set forth in Section 3.12(a) hereof. “Material Adverse Effect” shall mean any event, change, circumstance, occurrence, effect or state of facts that (a) is or would reasonably be expected to be materially adverse to the business, assets, liabilities, financial condition, or results of operations of the Company, taken as a whole, or (b) materially impairs the ability of the Company to consummate this Agreement, the Merger or any of the other Contemplated Transactions (as defined in the Merger Agreement) provided, however, that in the case of clause (a) only, Material Adverse Effect shall not include any event, change, circumstance, occurrence, effect or state of facts to the extent resulting from: (i) changes or conditions generally affecting the industries in which the Company operates, or the economy or the financial, debt, banking, capital, credit or securities markets, in the United States, including effects on such industries, economy or markets resulting from any regulatory and political conditions or developments in general; (ii) the outbreak or escalation of war or acts of terrorism or any natural disasters, acts of God or comparable events, epidemic, pandemic or disease outbreak or any worsening of the foregoing, or any declaration of martial law, quarantine or similar directive, policy or guidance or Law or other action by any Governmental Entity (as defined in the Merger Agreement) in response thereto, (iii) changes in Law or GAAP, or the interpretation or enforcement thereof; or (iv) the public announcement or pendency of the Merger Agreement; provided, that, with respect to clauses (i), (ii) and (iii), the impact of such event, change, circumstance, occurrence, effect or state of facts is not disproportionately adverse to the Company as compared to other participants in the industries in which the Company operates. “Merger” has the meaning set forth in the recitals hereof. “Merger Agreement” has the meaning set forth in the recitals hereof. “Merger Sub” has the meaning set forth in the recitals hereof. “Nasdaq” means the Nasdaq Stock Market LLC. “National Exchange” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question, together with any successor thereto: the NYSE American, The New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market and the Nasdaq Capital Market. “Non-Resale Deliverables” has the meaning set forth in Section 5.6(b) hereof. “Patents” has the meaning set forth in Section 3.12(a) hereof. “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization. “Placement Agents” means Chardan Capital Markets LLC and Lake Street Capital Markets, LLC.

5 “Purchase Price” means the per share price calculated by dividing (i) the Aggregate Valuation (as defined in the Merger Agreement) by (ii) the Post-Closing Parent Shares (as defined in the Merger Agreement). “Purchaser” has the meaning set forth in the recitals hereof. “Purchaser Adverse Effect” has the meaning set forth in Section 4.3 hereof. “Registration Rights Agreement” has the meaning set forth in Section 6.1(l) hereof. “Regulatory Agencies” has the meaning set forth in Section 3.20(a) hereof. “Resale Deliverables” has the meaning set forth in Section 5.6(b) hereof. “Resale Registration Statement” has the meaning set forth in Section 5.6(b) hereof. “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule. “SEC” has the meaning set forth in the recitals hereof. “SEC Reports” has the meaning set forth in Section 3.8 hereof. “Securities” means the Shares. “Securities Act” shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder. “Shares” means the shares of Common Stock issued or issuable to the Purchaser and any Additional Purchaser pursuant to this Agreement. “Short Sales” include, without limitation, (i) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (ii) sales and other transactions through non-U.S. broker dealers or non-U.S. regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock). “Standard Settlement Period” means the standard settlement period, expressed in a number of trading days, on the Company’s primary National Exchange with respect to the Common Stock as in effect on the date of delivery of the applicable request to remove legends of Securities. “Studies” has the meaning set forth in Section 3.20(a) hereof. “Surviving Corporation” has the meaning set forth in the recitals hereof. “Tax” or “Taxes” shall mean any and all federal, state, local, foreign and other taxes, levies, fees, imposts, duties and charges of whatever kind (including any interest, penalties or additions to the tax imposed in connection therewith or with respect thereto), whether or not imposed on the Company, including, without limitation, taxes imposed on, or measured by, income, franchise, profits or gross receipts,

6 and also ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, employment, social security, workers’ compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes and customs duties. “Tax Returns” shall mean returns, reports, information statements and other documentation (including any additional or supporting material) filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any Tax and shall include any amended returns required as a result of examination adjustments made by the Internal Revenue Service or other Tax authority. “Transaction Agreements” shall mean this Agreement, the Registration Rights Agreement and each Additional Subscription Agreement. “Transfer Agent” shall mean, with respect to the Common Stock, Computershare Trust Company, N.A. or such other financial institution that provides transfer agent services as proposed by the Company and consented to by the Purchaser, which consent shall not be unreasonably withheld. “Willful Breach” has the meaning set forth in Section 7.1 hereof. 2. Subscription 2.1 Purchase and Sale of Common Stock On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchaser agrees to purchase, a number of Shares having an aggregate value equal to the Purchaser Investment Amount at a price per Share equal to the Purchase Price. For the avoidance of doubt, the Concurrent Investment Amount (as defined in the Merger Agreement) is inclusive of, and not in addition to, the Purchaser Investment Amount, which shall constitute the Guarantor Investment Amount (as defined in the Merger Agreement) for all purposes thereof, and the Purchaser is entering into and delivering this Agreement pursuant to and in accordance with Section 7.14(b) of the Merger Agreement. Subject to and upon the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, that number of Shares equal to the dollar amount set forth opposite the Purchaser’s name on Exhibit A under the heading “Aggregate Purchase Price” divided by the Purchase Price, rounded down to the nearest whole share. For the avoidance of doubt, “Securities” shall not refer to any shares of the capital stock of the Company that may be held by the Purchaser or any other holders of the capital stock of the Company or other securities of the Company. 2.2 Closing Subject to the satisfaction or waiver of the conditions set forth in Section 6 of this Agreement, the closing of the purchase and sale of the Securities (the “Closing”) contemplated hereby is contingent upon the substantially concurrent consummation of the Merger. The Closing shall occur immediately following the Effective Time on the date of, and conditioned upon the effectiveness of the Merger (the “Closing Date”) and the Purchaser will be notified of such date at least three (3) business days in advance by the Placement Agents. The Closing shall occur remotely via exchange of documents and signatures. At the Closing, the Securities shall be issued and registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser, representing the number of Shares to be purchased by the Purchaser at such Closing as set forth in Exhibit A, in each case against payment to the Company of the purchase

7 price therefor in full by wire transfer to the Company of immediately available funds, at or prior to the Closing, in accordance with wire instructions provided by the Company to the Purchaser prior to the Closing, to an account to be designated by the Company (which shall not be an escrow account). On the Closing Date, the Company will cause its Transfer Agent to issue the Shares in book-entry form, free and clear of all restrictive and other legends (except as expressly provided in Section 4.11 hereof) and shall provide evidence of such issuance from the Company’s Transfer Agent as of the Closing Date to the Purchaser. The failure of the Closing to occur on the Closing Date shall not terminate this Agreement or otherwise relieve any party of any of its obligations hereunder. 3. Representations and Warranties of the Company Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 4 and except as set forth in the SEC Reports, which disclosures serve to qualify these representations and warranties in their entirety, the Company hereby represents and warrants to the Purchaser and the Placement Agents that the statements contained in this Section 3 are true and correct as of the Effective Date, and will be true and correct as of the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date): 3.1 Organization and Power The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where such failure to be in good standing or to have such power and authority or to so qualify would not reasonably be expected to have a Material Adverse Effect. As of the date hereof, other than the Merger Sub, the Company’s subsidiaries are set forth on Exhibit 21.1 to its most recent Annual Report on Form 10-K/A. The Company’s subsidiaries are duly incorporated or organized, as the case may be, and are validly existing and in good standing under the laws of their jurisdiction of incorporation and have the requisite power and authority to carry on their business as now conducted and to own or lease their properties. The Company’s subsidiaries are duly qualified to do business as foreign corporations and are in good standing in each jurisdiction in which such qualification is required unless the failure to so qualify has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. 3.2 Capitalization. As of the date hereof, the Company has an authorized capitalization as set forth in the Current SEC Reports and, as of immediately prior to the Closing, the Company will have an authorized capitalization as disclosed in the registration statement on Form S-4 to be filed by the Company with the SEC in connection with the Merger (together with any amendments thereof or supplements thereto, the “Form S-4”). The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company which have not been waived. There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities pursuant to this Agreement. 3.3 Registration Rights Except as set forth in the Transaction Agreements or as disclosed in the Current SEC Reports or the Form S-4, the Company is presently not under any obligation, and has not granted any rights, to register

8 under the Securities Act any of the Company’s presently outstanding securities or any of its securities that may hereafter be issued that have not expired or been satisfied. 3.4 Authorization The Company has all requisite corporate power and authority to enter into the Transaction Agreements and to carry out and perform its obligations under the terms of the Transaction Agreements. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of the Securities, the authorization, execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated herein has been taken. This Agreement has been duly executed and delivered by the Company and assuming the due authorization, execution and delivery by the Purchaser and that this Agreement constitutes the legal, valid and binding agreement of the Purchaser, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon their respective execution by the Company and the other parties thereto and assuming that they constitute legal, valid and binding agreements of the other parties thereto, the Registration Rights Agreement will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). 3.5 Valid Issuance The Shares being purchased by the Purchaser hereunder, upon issuance pursuant to the terms hereof, against full payment therefor in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable and will be issued free and clear of any liens or other restrictions (other than those under applicable state and federal securities laws). Subject to the accuracy of the representations and warranties made by the Purchaser in Section 4 hereof, the offer and sale of the Securities to the Purchaser is and will be in compliance with applicable exemptions from (a) the registration and prospectus delivery requirements of the Securities Act and (b) the registration and qualification requirements of applicable securities laws of the states of the United States. 3.6 No Conflict The execution, delivery and performance of the Transaction Agreements by the Company, the issuance of the Shares and the consummation of the other transactions contemplated hereby will not (a) violate any provision of the Certificate of Incorporation or Bylaws, (b) conflict with or result in a violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a benefit under any agreement or instrument, credit facility, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Company or its properties or assets, or (c) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company is bound or affected, except, in the case of clauses (b) and (c), as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

9 3.7 Consents Assuming the accuracy of the representations and warranties of the Purchaser, no consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as (a) have been or will be obtained or made under the Securities Act or the Exchange Act, (b) are required to consummate the Merger as provided under the Merger Agreement, including stockholder approval of the issuance of the Securities pursuant to this Agreement, (c) the filing of any requisite notices and/or application(s) to the National Exchange for the issuance and sale of the Securities and the listing of the Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (d) are required to consummate the transactions contemplated by the Transaction Agreements and (e) may be required under the securities, or blue sky, laws of any state jurisdiction in connection with the offer and sale of the Securities by the Company in the manner contemplated herein or such that the failure of which to obtain would not have a Material Adverse Effect. 3.8 SEC Filings; Financial Statements. (a) The Company has filed or furnished, as applicable, all forms, statements, certifications, reports and documents required to be filed or furnished by it with the SEC under the Exchange Act or the Securities Act since January 1, 2023 (the “SEC Reports”). As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be) and, as of the time they were filed, none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As used in this Section 3.8, the term “file” and variations thereof shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC. (b) The financial statements of the Company included in the SEC Reports (collectively, the “Financial Statements”) fairly present in all material respects the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified, all in accordance with United States generally accepted accounting principles (“GAAP”) (except as otherwise noted therein, and in the case of unaudited financial statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments) applied on a consistent basis unless otherwise noted therein throughout the periods therein specified. Except as set forth in the Financial Statements and/or SEC Reports filed prior to the date of this Agreement, the Company has not incurred any liabilities, contingent or otherwise, except (i) those incurred in the ordinary course of business, consistent with past practices since the date of such financial statements or (ii) liabilities not required under GAAP to be reflected in the financial statements, in either case, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect. 3.9 Absence of Changes Except as otherwise stated or disclosed in the Current SEC Reports filed at least one business day prior to the date hereof, between December 31, 2023 and the date of this Agreement, (a) the Company has conducted its business only in the ordinary course of business and there have been no material transactions entered into by the Company (except for the execution and performance of this Agreement, the Merger Agreement and the discussions, negotiations and transactions related thereto), (b) no material change to any material contract or arrangement by which the Company is bound or to which any of its assets or properties

10 is subject has been entered into that has not been disclosed in the SEC Reports (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (d) there has not been any Material Adverse Effect. 3.10 Absence of Litigation As of the date hereof, and except as may be disclosed in the Form S-4, there is no action, suit, proceeding, arbitration, claim, investigation or inquiry pending or, to the Company’s knowledge, threatened in writing by or before any governmental body against the Company which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect, nor are there any orders, writs, injunctions, judgments or decrees outstanding of any court or government agency or instrumentality and binding upon the Company that have had or would reasonably be expected to have a Material Adverse Effect. As of the date hereof and except as may be disclosed in the Form S-4, neither the Company, nor to the knowledge of the Company, any director or officer thereof, is, or within the last ten years has been, the subject of any action involving a claim of violation of or liability under federal or state securities laws relating to the Company or a claim of breach of fiduciary duty relating to the Company. 3.11 Compliance with Law; Permits The Company is not in violation of, and has not received any notices of violations with respect to, any laws, statutes, ordinances, rules or regulations of any governmental body, court or government agency or instrumentality, except for violations which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. The Company has all required licenses, permits, certificates and other authorizations (collectively, “Governmental Authorizations”) from such federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to possess currently such Governmental Authorizations has not had and is not reasonably expected to have a Material Adverse Effect. The Company has not received any written notice regarding any revocation or material modification of any such Governmental Authorization, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, has had or would reasonably be expected to result in a Material Adverse Effect. 3.12 Intellectual Property (a) “Intellectual Property” means (a) United States, foreign and international patents, patent applications, including all provisionals, nonprovisionals, substitutions, divisionals, continuations, continuations-in-part, reissues, extensions, supplementary protection certificates, reexaminations, term extensions, certificates of invention and the equivalents of any of the foregoing, statutory invention registrations, invention disclosures and inventions (collectively, “Patents”), (b) trademarks, service marks, trade names, domain names, corporate names, brand names, URLs, trade dress, logos and other source identifiers, including registrations and applications for registration thereof, (c) copyrights, including registrations and applications for registration thereof, (d) software, including all source code, object code and related documentation, formulae, trade secrets, know-how, confidential information and other proprietary rights and intellectual property, whether patentable or not and (e) all United States and foreign rights arising under or associated with any of the foregoing used, sold, licensed or otherwise exploited by the Company in the operation of its business as presently conducted or reasonably expected to be conducted. (b) To its knowledge, the Company owns or has obtained valid and enforceable licenses for (or will do so reasonably promptly after giving effect to the Merger), free and clear of all liens or encumbrances, all Intellectual Property necessary for its business as now conducted and currently

11 proposed to be conducted in the future as described in the Current SEC Reports and Form S-4, and, to the knowledge of the Company, the conduct of its current and proposed business does not infringe or misappropriate, in any material respect, any Intellectual Property of any third party. The Company has not received any written communications (in each case that has not been resolved) of any alleged infringement, misappropriation or breach of any Intellectual Property rights of others. (c) There are no orders, settlement agreements or stipulations to which the Company is a party or by which the Company is bound that restricts the Company’s rights to use any Intellectual Property in the operation of the business as currently conducted. (d) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others: (i) challenging the Company’s rights in or to any Intellectual Property necessary for its business as now conducted and currently proposed to be conducted in the future as described in the Current SEC Reports and the Form S-4, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (ii) challenging the validity, enforceability or scope of any Intellectual Property necessary for its business as now conducted and currently proposed to be conducted in the future as described in the Current SEC Reports and the Form S- 4, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim. (e) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company has complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company as described in the Current SEC Reports, and all such agreements are in full force and effect. (f) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company has taken reasonable and customary actions to protect its rights in, and to prevent the unauthorized use and disclosure of, material trade secrets and confidential business information (including confidential ideas, research and development information, know-how, formulas, compositions, technical data, designs, drawings, specifications, research records, records of inventions, test information, financial, marketing and business data, supplier lists and information, and business plans) owned by the Company, and, to the knowledge of the Company, there has been no unauthorized use or disclosure of such material trade secrets and confidential business information. 3.13 Employee Benefits Except as would not be reasonably likely to result in a Material Adverse Effect, each Benefit Plan has been established and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code, the Patient Protection and Affordable Care Act of 2010, as amended, and other applicable laws, rules and regulations. The Company is in compliance with all applicable federal, state and local laws, rules and regulations regarding employment, except for any failures to comply that are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. There is no labor dispute, strike or work stoppage against the Company pending or, to the knowledge of the Company, threatened which may interfere with the business activities of the Company, except where such dispute, strike or work stoppage is not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. 3.14 Taxes

12 The Company has filed all federal income Tax Returns and other Tax Returns required to have been filed under applicable law (or extensions have been duly obtained) and has paid all Taxes required to have been paid by it, except for those which are being contested in good faith and except where failure to file such Tax Returns or pay such Taxes would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No assessment in connection with United States federal tax returns has been made against the Company. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or reassessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect. No audits, examinations, or other proceedings with respect to any material amounts of Taxes of the Company and its subsidiaries are presently in progress or have been asserted or proposed in writing without subsequently being paid, settled or withdrawn. There are no liens on any of the assets of the Company. At all times since inception, the Company has been and continues to be classified as a corporation for U.S. federal income tax purposes. Neither the Company nor any of its subsidiaries has been a United States real property holding corporation within the meaning of Code Section 897(c)-2 during the period specified in Code Section 897(c)(1)(A)(ii). 3.15 Environmental Laws. The Company (a) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (b) has received all permits and other Governmental Authorizations required under applicable Environmental Laws to conduct its business and (c) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has not received since January 1, 2023, any written notice or other communication (in writing or otherwise), whether from a governmental authority or other Person, that alleges that the Company is not in compliance with any Environmental Law and, to the knowledge of the Company, there are no circumstances that may prevent or interfere with the Company’s compliance in any material respects with any Environmental Law in the future, except where such failure to comply would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company: (x) no current or (during the time a prior property was leased or controlled by the Company) prior property leased or controlled by the Company has received since January 1, 2023, any written notice or other communication relating to property owned or leased at any time by the Company, whether from a governmental authority, or other Person, that alleges that such current or prior owner or the Company is not in compliance with or violated any Environmental Law relating to such property and (y) the Company has no material liability under any Environmental Law. 3.16 Title The Company has good and marketable title to all personal property owned by it that is material to the business of the Company, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and buildings held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, provided however, that the Company is currently in the process of winding down such leases. The Company does not own any real property. 3.17 Insurance

13 The Company carries or is entitled to the benefits of insurance in such amounts and covering such risks that is customary for comparably situated companies and is adequate for the conduct of its business and the value of its properties and assets, and each of such insurance policies is in full force and effect and the Company is in compliance in all material respects with the terms thereof. Other than customary end of policy notifications from insurance carriers, since January 1, 2023, the Company has not received any notice or other communication regarding any actual or possible: (a) cancellation or invalidation of any insurance policy or (b) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy. 3.18 Nasdaq Stock Market The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed on the Nasdaq Capital Market under the symbol “CARM” (it being understood that the trading symbol will be changed in connection with the Merger). Except as disclosed in the Current SEC Reports, as of the date hereof, there is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the SEC, respectively, to prohibit or terminate the listing of the Common Stock on the Nasdaq Capital Market or to deregister the Common Stock under the Exchange Act. The Company has taken no action as of the date hereof that is designed to terminate the registration of the Common Stock under the Exchange Act. 3.19 Sarbanes-Oxley Act The Company is, and since January 1, 2023 has been, in compliance in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder. 3.20 Regulatory Compliance. (a) Except as would not reasonably be expected to result in a Material Adverse Effect: (i) the preclinical tests and clinical trials and other studies used to support regulatory approval (collectively, “Studies”) being conducted by the Company that are described in, or the results of which are referred to in, the SEC Reports were (and, if still pending, are being) conducted in all material respects in accordance with the protocols, procedures and controls designed and approved for such Studies and with standard medical and scientific research procedures; (ii) each description of the results of such Studies is accurate and complete in all material respects and fairly presents the data derived from such Studies, and the Company and its subsidiaries have no knowledge of any other studies the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the SEC Reports; (iii) the Company and its subsidiaries have made all such filings and obtained all such approvals as may be required by the FDA or from any other U.S. federal, state or local government or foreign government or Drug Regulatory Agency, or Institutional Review Board, each having jurisdiction over biopharmaceutical products (collectively, the “Regulatory Agencies”) for the conduct of its business as described in the SEC Reports; (iv) neither the Company nor any of its subsidiaries has received any notice of, or correspondence from, any of the Regulatory Agencies requiring the termination or suspension of or imposing any clinical hold on any clinical trials that are described or referred to in the SEC Reports; and (v) the Company and its subsidiaries have each operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the Regulatory Agencies. (b) To the knowledge of the Company, since January 1, 2023, the Company has operated its business and currently is in compliance in all material respects with all applicable Health Care Laws.

14 (c) There are no legal proceedings pending or, to the knowledge of the Company, threatened with respect to an alleged material violation by the Company of any Health Care Laws including FDA regulations adopted thereunder, or any other similar law promulgated by a Drug Regulatory Agency. (d) To the Company’s knowledge, all operations of the Company, and all manufacturing facilities and operations of the Company’s suppliers of products and product candidates and the components thereof manufactured in or imported into the United States, are in material compliance with applicable FDA regulations, including current Good Manufacturing Practices and other relevant requirements under the FDCA. (e) To the Company’s knowledge, no Person involved in development of any data included in the Company’s regulatory filings has been convicted of any crime or engaged in conduct reasonably expected to result in exclusion under 42 U.S.C. Section 1302a-7 or any similar state law or regulation. None the Company, nor its respective officers, employees or, to the Company’s knowledge, any agents or any contract manufacturer with respect to any product candidate of the Company has been convicted of any crime or engaged in any conduct that could result in a material debarment or exclusion under 21 U.S.C. Section 335a. (f) All preclinical studies and clinical trials conducted by or, to the knowledge of the Company, that are described in the SEC Reports or the results of which are referred to in the SEC Reports, on behalf of the Company have been, and if still pending are being, conducted in compliance with research protocols and all applicable Health Care Laws, including, but not limited to, the FDCA and its applicable implementing regulations at 21 C.F.R. Parts 50, 54, 56, 58, 312, 314, 320 and 812. No clinical trial conducted by or on behalf of the Company has been conducted using any clinical investigators who have been disqualified. No clinical trial conducted by or on behalf of the Company has been terminated or suspended prior to completion, and no clinical investigator that has participated or is participating in, or institutional review board that has or has had jurisdiction over, a clinical trial conducted by or on behalf of the Company has placed a clinical hold order on, or otherwise terminated, delayed or suspended, such a Company clinical trial at a clinical research site based on an actual or alleged lack of safety or efficacy of any product candidate of the Company or a failure to conduct such clinical trial in compliance with applicable Health Care Laws. (g) Except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, no manufacturing site owned by the Company, and to the knowledge of the Company, no manufacturing site of a contract manufacturer, with respect to the Company’s product candidates, (i) is subject to a Drug Regulatory Agency shutdown or import or export prohibition or (ii) has received any Form FDA 483, notice of violation, warning letter, untitled letter, or similar correspondence or notice from the FDA or other governmental authority alleging or asserting noncompliance with any applicable law, in each case, that has not been, complied with, resolved or closed to the satisfaction of the relevant governmental authority, and, to the knowledge of the Company, neither the FDA nor any other Drug Regulatory Agency or other governmental authority is considering such action. 3.21 Accounting Controls and Disclosure Controls and Procedures The Company maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including policies and procedures sufficient to provide reasonable assurance (a) that the Company maintains records that in reasonable detail accurately and fairly reflect the Company’s transactions and dispositions of assets, (b) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (c) that receipts and expenditures are made

15 only in accordance with authorizations of management and the Board of Directors and (d) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements. Except as disclosed in the Company’s SEC Reports filed prior to the date hereof, the Company has not identified any material weaknesses in the design or operation of the Company’s internal control over financial reporting. The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. 3.22 Price Stabilization of Common Stock The Company has not taken, nor will it take, directly or indirectly, any action designed to stabilize or manipulate the price of the Common Stock to facilitate the sale or resale of the Securities. 3.23 Investment Company Act The Company is not, and immediately after receipt of payment for the Common Stock will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. 3.24 General Solicitation; No Integration or Aggregation Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of Common Stock. The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be (a) integrated with the Securities sold pursuant to this Agreement for purposes of the Securities Act or (b) aggregated with prior offerings by the Company for the purposes of the rules and regulations of Nasdaq. 3.25 Brokers and Finders Other than the Placement Agents, neither the Company nor any other Person authorized by the Company to act on its behalf has retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement. 3.26 Reliance by the Purchaser The Company acknowledges that the Purchaser and the Placement Agents will rely upon the truth and accuracy of, and the Company’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Company set forth herein. 3.27 No Disqualification Events No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the knowledge of the Company, any Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any person listed in the first paragraph of Rule 506(d)(1). Other

16 than the Placement Agents, the Company is not aware of any Person (other than any Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities pursuant to this Agreement. 3.28 No Registration. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchaser as contemplated hereby. 3.29 No Additional Agreements The Company does not have any agreement or understanding with the Purchaser with respect to the transactions contemplated by the Transaction Agreements other than as specified in the Transaction Agreements and the Merger Agreement. 3.30 Anti-Bribery and Anti-Money Laundering Laws Each of the Company, its subsidiaries and any of their respective officers, directors, supervisors, managers, agents, or employees are and have at all times been in compliance with and its participation in the offering will not violate: (a) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope or (b) anti-money laundering laws, including, but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code sections 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder. 3.31 Company IT Systems; Cybersecurity The Company and its subsidiaries own or have a valid right to access and use all computer systems, networks, hardware, software, databases, websites, and equipment used to process, store, maintain and operate data, information, and functions used in connection with the business of the Company and its subsidiaries (the “Company IT Systems”), except as would not, individually or in the aggregate, have a Material Adverse Effect. The Company IT Systems are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its subsidiaries as currently conducted, except as would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its subsidiaries have implemented commercially reasonable backup, security and disaster recovery technology consistent in all material respects with applicable regulatory standards and customary industry practices. Except as would not reasonably be expected to have a Material Adverse Effect, (a) there has been no security breach or other compromise of or relating to the Company IT Systems; (b) the Company has not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any such security breach or other compromise of the Company IT Systems; (c) the Company and its subsidiaries have implemented policies and procedures with respect to the Company IT Systems that are reasonably consistent with industry standards and practices, or as

17 required by applicable regulatory standards; and (d) the Company and its subsidiaries are presently in material compliance with all applicable laws or statutes, judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority and contractual obligations relating to the privacy and security of the Company IT Systems and to the protection of the Company IT Systems from unauthorized use, access, misappropriation or modification. 3.32 Compliance with Data Privacy Laws The Company and its subsidiaries are, and at all prior times were, in material compliance with all applicable state, federal and foreign data privacy and security laws and regulations regarding the collection, use, storage, retention, disclosure, transfer, disposal, or any other processing (collectively “Process” or “Processing”) of Personal Data, including without limitation HIPAA, the EU General Data Protection Regulation (Regulation (EU) No. 2016/679), all other local, state, federal, national, supranational and foreign laws relating to the regulation of the Company or its subsidiaries, and the regulations promulgated pursuant to such statutes and any state or non-U.S. counterpart thereof (collectively, the “Privacy Laws”). To ensure material compliance with the Privacy Laws, the Company and its subsidiaries have in place, comply with, and take all appropriate steps necessary to ensure compliance in all material respects with their policies and procedures relating to data privacy and security, and the Processing of Personal Data and Confidential Data (the “Privacy Statements”). The Company and its subsidiaries have, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, at all times since inception provided accurate notice of their Privacy Statements then in effect to its customers, employees, third party vendors and representatives. None of such disclosures made or contained in any Privacy Statements have been materially inaccurate, misleading, incomplete, or in material violation of any Privacy Laws. 3.33 Transactions with Affiliates and Employees Except for the transactions contemplated by the Transaction Agreements, no relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the SEC Reports that is not so described. 3.34 No Other Representations or Warranties Except for the representations and warranties of the Company expressly set forth in this Article 3, with respect to the transactions contemplated by this Agreement, the Company (a) expressly disclaims any representations or warranties of any kind or nature, express or implied, including with respect to the condition, value or quality of the Company or any of the assets or properties of the Company, and (b) specifically disclaims any representation or warranty of merchantability, usage, suitability or fitness for any particular purpose with respect to any of the assets or properties of the Company. Notwithstanding the foregoing, in making the decision to invest in the Securities, the Purchaser will rely, and the Company agrees that the Purchaser may rely, on the information that has been provided in writing to the Purchaser by the Company or on behalf of the Company, including the SEC Reports. 3.35 Merger Agreement The Merger Agreement is in full force and effect. The Company and, to the Company’s knowledge, the Surviving Corporation, has all requisite corporate power and authority to enter into the Merger Agreement and to carry out and perform its respective obligations under the terms of the Merger Agreement. The Merger Agreement has been duly authorized, executed and delivered by the Company and, to the Company’s knowledge, the Surviving Corporation. The Merger Agreement constitutes the legal, valid and binding agreement of the Company and, to the Company’s knowledge, the Surviving Corporation, enforceable against each of them in accordance with its terms, except as such enforceability may be limited

18 by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). 4. Representations and Warranties of the Purchaser The Purchaser, severally for itself and not jointly with any Additional Purchaser pursuant to one or more Additional Subscription Agreements, represents and warrants to the Company and each Placement Agent that the statements contained in this Section 4 are true and correct as of the Effective Date, and will be true and correct as of the Closing Date: 4.1 Organization The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted. 4.2 Authorization The Purchaser has all requisite corporate or similar power and authority to enter into this Agreement and the other Transaction Agreements to which it will be a party and to carry out and perform its obligations hereunder and thereunder. All corporate, member or partnership action on the part of the Purchaser or its stockholders, members or partners necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Agreements to which it will be a party and the consummation of the other transactions contemplated herein has been taken. The signature of the Purchaser on this Agreement is genuine and the signatory to this Purchase Agreement has been duly authorized to execute the same on behalf of the Purchaser. Assuming this Agreement constitutes the legal and binding agreement of the Company, this Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited or otherwise affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and/or similar laws relating to or affecting the rights of creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). 4.3 No Conflict The execution, delivery and performance of the Transaction Agreements by the Purchaser, the purchase of the Securities in accordance with their terms and the consummation by the Purchaser of the other transactions contemplated hereby will not conflict with or result in any violation of, breach or default by the Purchaser (with or without notice or lapse of time, or both) under, conflict with, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a material benefit under (a) any provision of the organizational documents of the Purchaser, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable or (b) any agreement or instrument, undertaking, credit facility, franchise, license, judgment, order, ruling, statute, law, ordinance, rule or regulations, applicable to the Purchaser or its respective properties or assets, except, in the case of clause (b), as would not, individually or in the aggregate, be reasonably expected to materially delay or hinder the ability of the Purchaser to perform its obligations under the Transaction Agreements (such delay or hindrance, a “Purchaser Adverse Effect”). 4.4 Consents

19 All consents, approvals, orders and authorizations required on the part of the Purchaser in connection with the execution, delivery or performance of this Agreement, the issuance of the Securities and the consummation of the other transactions contemplated herein have been obtained or made, other than such consents, approvals, orders and authorizations the failure of which to make or obtain, individually or in the aggregate, would not reasonably be expected to have a Purchaser Adverse Effect. 4.5 Residency The Purchaser’s office in which its investment decisions with respect to the Securities was made is located at the address immediately below the Purchaser’s name set forth under Exhibit A hereto. 4.6 Brokers and Finders The Purchaser has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement whose fees the Company would be required to pay. 4.7 Investment Representations and Warranties The Purchaser hereby represents and warrants that, it (a) as of the date hereof, is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” as that term is defined in Rule 501(a) under Regulation D promulgated pursuant to the Securities Act; and (b) has such knowledge and experience in financial and business matters as to be able to protect its own interests in connection with an investment in the Securities. The Purchaser further represents and warrants that (x) it is capable of evaluating the merits and risk of such investment, and (y) that it has not been organized for the purpose of acquiring the Securities, and (z) is an “institutional account” as defined by FINRA Rule 4512(c). The Purchaser understands and agrees that the offering and sale of the Securities has not been registered under the Securities Act or any applicable state securities laws and is being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. 4.8 Intent The Purchaser is purchasing the Shares solely for investment purposes, for the Purchaser’s own account and not for the account of others, and not with a view towards, or for offer or sale in connection with, any distribution or dissemination thereof in violation of applicable securities laws. Notwithstanding the foregoing, if the Purchaser is subscribing for the Securities as a fiduciary or agent for one or more investor accounts, the Purchaser has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account. The Purchaser has no present arrangement to sell the Securities to or through any person or entity. The Purchaser understands that the Securities must be held indefinitely unless such Securities are resold pursuant to a registration statement under the Securities Act or an exemption from registration is available. 4.9 Investment Experience; Ability to Protect Its Own Interests and Bear Economic Risks The Purchaser, or the Purchaser’s professional advisors, have such knowledge and experience in finance, securities, taxation, investments and other business matters as to be capable of evaluating the merits and risks of investments of the kind described in this Agreement, and the Purchaser has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as the Purchaser has considered necessary to make an informed investment decision. By reason of the business and financial experience of

20 the Purchaser or his, her or its professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), the Purchaser can protect his, her or its own interests in connection with the transactions described in this Agreement. The Purchaser acknowledges that it (a) is a sophisticated investor, experienced in investing in private placements of equity securities and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (b) has exercised independent judgment in evaluating its participation in the purchase of the Securities. The Purchaser acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities, including those set forth in the Company’s filings with the SEC. Alone, or together with any professional advisor(s), the Purchaser has adequately analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for the Purchaser. The Purchaser is, at this time and in the foreseeable future, able to afford the loss of his, her or its entire investment in the Securities. The Purchaser acknowledges specifically that a possibility of total loss exists. 4.10 Tax Advisors The Purchaser has had the opportunity to review with the Purchaser’s own tax advisors the federal, state and local tax consequences of its purchase of the Securities set forth opposite the Purchaser’s name on Exhibit A, where applicable, and the transactions contemplated by this Agreement. The Purchaser acknowledges that Purchaser shall be responsible for any of the Purchaser’s tax liabilities that may arise as a result of the transactions contemplated by this Agreement, and that the Company and any of its agents have not provided any tax advice or any other representation or guarantee regarding the tax consequences of the transactions contemplated by the Agreement. 4.11 Securities Not Registered; Legends The Purchaser acknowledges and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act, and the Purchaser understands that the Securities have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Securities must continue to be held and may not be offered, resold, transferred, pledged or otherwise disposed of by the Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration and in each case in accordance with any applicable securities laws of any state of the United States. The Purchaser understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions including, but not limited to, the time and manner of sale, the holding period and on requirements relating to the Company which are outside of the Purchaser’s control and which the Company is under no obligation and may not be able to satisfy, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. The Purchaser acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, transfer, pledge or disposition of any of the Securities. The Purchaser acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment. The Purchaser understands that the Securities may bear one or more legends in substantially the following form and substance: “THESE SECURITIES ARE BEING OFFERED TO INVESTORS WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE

21 COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”). TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.” In addition, stock certificates representing the Securities may contain a legend regarding affiliate status of the Purchaser, if applicable. 4.12 Placement Agents The Purchaser hereby acknowledges and agrees that (a) each Placement Agent is acting solely as placement agent in connection with the execution, delivery and performance of the Transaction Agreements and the issuance of the Securities to the Purchaser and neither the Placement Agents nor any of their respective affiliates have acted as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary or financial advisor for the Purchaser, the Company or any other person or entity in connection with the execution, delivery and performance of the Transaction Agreements and the issuance and purchase of the Securities, (b) each Placement Agent has not made and does not make any representation or warranty, whether express or implied, of any kind or character, or have not provided any advice or recommendation in connection with the execution, delivery and performance of the Transaction Agreements or with respect to the Securities, nor is such information or advice necessary or desired, (c) each Placement Agent will not have any responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the execution, delivery and performance of the Transaction Agreements, or the execution, legality, validity or enforceability (with respect to any person) thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company, and (d) each Placement Agent will not have any liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by the Purchaser, the Company or any other person or entity), whether in contract, tort or otherwise, to the Purchaser, or to any person claiming through it, in respect of the execution, delivery and performance of the Transaction Agreements, except in each case for such party’s own gross negligence, willful misconduct or bad faith. No disclosure or offering document has been prepared by the Placement Agents or any of their respective affiliates in connection with the offer and sale of the Securities. Neither of the Placement Agents nor any of their respective affiliates have made or make any representation as to the quality or value of the Securities and the Placement Agents and any of their respective affiliates may have acquired non-public information with respect to the Company which Purchaser agrees need not be provided to it. 4.13 Reliance by the Company The Purchaser acknowledges that the Company will rely upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Purchaser set forth herein. 4.14 No General Solicitation The Purchaser acknowledges and agrees that the Purchaser is purchasing the Securities directly from the Company. The Purchaser became aware of this offering of the Securities solely by means of direct contact from one or more of the Placement Agents or directly from the Company as a result of a pre- existing, substantive relationship with the Company or one or more of the Placement Agents, and/or its

22 respective advisors (including, without limitation, attorneys, accountants, bankers, consultants and financial advisors), agents, control persons, representatives, affiliates, directors, officers, managers, members, and/or employees, and/or the representatives of such persons. The Securities were offered to the Purchaser solely by direct contact between the Purchaser and the Company, one or more of the Placement Agents, and/or their respective representatives. The Purchaser did not become aware of this offering of the Securities, nor were the Securities offered to Purchaser, by any other means, and none of the Company, the Placement Agents and/or their respective representatives acted as investment advisor, broker or dealer to the Purchaser. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement, including any of the methods described in Section 502(c) of Regulation D under the Securities Act. 4.15 No Reliance The Purchaser further acknowledges that there have not been and the Purchaser hereby agrees that it is not relying on and has not relied on, any statements, representations, warranties, covenants or agreements made to the Purchaser by or on behalf of the Company, any of its affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other person or entity (including any of the Placement Agents), expressly or by implication, other than the SEC Reports and those representations, warranties and covenants of the Company expressly set forth in this Agreement. The Purchaser acknowledges that certain information provided by the Company was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. 4.16 Access to Information In making its decision to purchase the Securities, the Purchaser has relied solely upon independent investigation made by Purchaser and upon the representations, warranties and covenants set forth herein. The Purchaser acknowledges and agrees that the Purchaser has received such information as the Purchaser deems necessary in order to make an investment decision with respect to the Securities, including, with respect to the Company and the Merger. Without limiting the generality of the foregoing, the Purchaser acknowledges that he, she or it has reviewed the Current SEC Reports filed prior to the date hereof. The Purchaser acknowledges and agrees that the Purchaser and the Purchaser’s professional advisor(s), if any, have had the opportunity to ask such questions, receive such answers and obtain such information as the Purchaser and the Purchaser’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities and that the Purchaser has independently made his, her or its own analysis and decision to invest in the Company. 4.17 Short Sales Between the time the Purchaser learned about the offering contemplated by this Agreement and the public announcement of the offering, the Purchaser has not engaged in any Short Sales or similar transactions with respect to the Common Stock or any securities exchangeable or convertible for Common Stock, nor has the Purchaser, directly or indirectly, caused any person to engage in any Short Sales or similar transactions with respect to the Common Stock. 4.18 Disqualification Event

23 To the extent the Purchaser is one of the covered persons identified in Rule 506(d)(1), the Purchaser represents that no Disqualification Event is applicable to the Purchaser or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. The Purchaser hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Purchaser or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section, “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of the Purchaser’s securities for purposes of Rule 506(d) of the Securities Act. 5. Covenants 5.1 Further Assurances Each party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other reasonable acts and things in good faith as may be necessary to effectuate the intents and purposes of this Agreement, subject to the terms and conditions hereof and compliance with applicable law, including taking reasonable action to facilitate the filing of any document or the taking of reasonable action to assist the other parties hereto in complying with the terms hereof. The Purchaser acknowledges that the Company and the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to the Closing, the Purchaser agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth in Section 4 of this Agreement are no longer accurate. Prior to the Closing, the Company agrees to promptly notify the Purchaser if any of the acknowledgements, understandings, agreements, representations and warranties set forth in Section 3 of this Agreement are no longer accurate. 5.2 Listing The Company shall use commercially reasonable efforts to maintain the listing of its Common Stock on the Nasdaq Capital Market. 5.3 Disclosure of Transactions and Other Material Information. The Company shall, by 9:00 a.m., New York City time, within four (4) business days of the date of this Agreement and within four (4) business days of the execution of any Additional Subscription Agreement, issue one or more press releases and/or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and the Registration Rights Agreement (and including as exhibits to such Current Report on Form 8-K the forms of the Transaction Agreements). Upon the issuance of the Disclosure Document, no Purchaser or any Additional Purchasers shall be in possession of any material, non-public information received from the Company or any of its officers, directors, or employees or agents, that is not disclosed in the Disclosure Document unless otherwise specifically agreed in writing by the Purchaser or any Additional Purchasers. From and after the issuance and/or filing, as applicable, of the Disclosure Document, the Company shall not provide material non-public information to the Purchaser, unless otherwise specifically agreed in writing by the Purchaser prior to any such disclosure. Notwithstanding anything in this Agreement to the contrary, the Company shall not publicly disclose the name of the Purchaser or any of its affiliates or

24 advisers, or include the name of the Purchaser or any of its affiliates or advisers in any press release or filing with the SEC (other than the Registration Statement) or any regulatory agency, without the prior written consent of the Purchaser, except (a) as required by the federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Agreements with the SEC or pursuant to other routine proceedings of regulatory authorities, or (b) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of the Nasdaq Capital Market, in which case the Company will provide the Purchaser with prior written notice (including by e-mail) of such disclosure under this clause (b). 5.4 Integration The Company has not sold, offered for sale or solicited offers to buy and shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any National Exchange such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction; provided, however, that this Section 5.4 shall not limit the Company’s right to issue shares of capital stock pursuant to the Merger Agreement. 5.5 Use of Proceeds The Company shall use the proceeds from the sale of the Securities for working capital and general corporate purposes. 5.6 Removal of Legends (a) In connection with any sale, assignment, transfer or other disposition of the Shares by the Purchaser pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that the purchaser acquires freely tradable shares and upon compliance by the Purchaser with the requirements of this Agreement, if requested by the Purchaser, the Company shall request the Transfer Agent to remove any restrictive legends related to the book entry account holding such shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within the earlier of one (1) business day and (ii) the Standard Settlement Period, in each case, of any such request therefor from the Purchaser, provided that the Company has timely received from the Purchaser customary representations and other documentation reasonably acceptable to the Company in connection therewith (including a customary seller’s representation letter and a broker’s representation letter confirming the transfer of the Shares as described in this paragraph (a)). The Company shall be responsible for the fees of its Transfer Agent, its legal counsel and all DTC fees associated with such legend removal. (b) The Company shall use commercially reasonable efforts to cause its Transfer Agent to remove the legend set forth in Section 4.11 and cause its Transfer Agent to, as applicable, issue book entry statements without such legend or any other legend to the holder of the applicable Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”) within two (2) trading days, if (i) such Shares have been sold or transferred pursuant to (x) the plan of distribution set forth in a registration statement registering the Shares for resale, which has been declared effective by the SEC (the “Resale Registration Statement”) (during such time that such Resale Registration Statement is effective and not withdrawn or suspended) or (y) Rule 144, in each case upon delivery by the Purchaser to the Company, the Transfer Agent, as applicable, and

25 Company counsel of a customary seller’s representation letter and broker’s representation letter confirming the transfer of Shares in the manner described in this clause (i), together with any other documentation reasonably required by the Transfer Agent and/or the Depository Trust Company, as applicable (the “Resale Deliverables”), (ii) in the absence of any sale of the Shares, (x) once the Resale Registration Statement has been declared effective by the SEC, upon delivery by the Purchaser to the Company of such documentation as the Company and its Transfer Agent shall reasonably request in form and substance satisfactory to the Company and the Transfer Agent, including, if so requested, representation letters from the Purchaser and the Purchaser’s broker or (y) following the date that is the one-year anniversary of the Closing Date and if requested by the Purchaser in writing, if such Shares are eligible for sale under Rule 144, without compliance with any of the requirements of such rule, including the current public information requirement and without volume or manner-of-sale restrictions, upon delivery by the Purchaser to the Company, the Transfer Agent, as applicable, and Company counsel of a customary representation letter from the Purchaser confirming that the requirements set forth in this clause (ii)(y) have been satisfied, together with any other documentation reasonably required by the Transfer Agent and/or the Depository Trust Company, as applicable (in each case, the “Non-Resale Deliverables”). Any fees (with respect to the Transfer Agent, Company counsel or otherwise) associated with the issuance of such opinion or the removal of such legend pursuant to the immediately preceding sentence shall be borne by the Company. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.11. Electronic certificates for Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker through the facilities of DTC as directed by the Purchaser. 5.7 No Conflicting Agreements The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Purchaser under the Transaction Agreements. 5.8 Most Favored Nation In the event that the Company grants or makes available to any Additional Purchaser in connection with such Additional Purchaser’s purchase of Shares under an Additional Subscription Agreement, any rights, privileges, protections, waivers, exemptions, consents, terms or conditions (except for the rights to appoint director or observer to the Board of the Directors) more favorable than those granted or made available to the Purchaser under the Transaction Agreements, then the Purchaser shall be automatically entitled to such more favorable rights, privileges, protections, waivers, exemptions, consents, terms or conditions and this Agreement shall automatically be deemed to be amended to include any such more favorable rights, privileges, protections, waivers, exemptions, consents, terms or conditions without any further action by the Company or any other party. 6. Conditions of Closing 6.1 Conditions to the Obligation of the Purchaser The several obligations of the Purchaser to consummate the transactions to be consummated at the Closing, and to purchase and pay for the Securities being purchased by it at the Closing pursuant to this Agreement, are subject to the satisfaction or waiver in writing of the following conditions precedent: (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on and as of immediately prior to the Closing with the same force and effect as though made immediately prior to the Closing (it being understood and agreed by

26 the Purchaser that for purposes of this Section 6.1(a), in the case of any representation and warranty of the Company contained herein (i) which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects or (ii) which is made as of a specific date, such representation and warranty need be true and correct only as of such specific date) and consummation of the Closing shall constitute a reaffirmation by the Company of each of the representations and warranties of the Company contained in this Agreement as of immediately prior to the Closing. (b) Performance. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date. (c) No Injunction. The purchase of and payment for the Securities by the Purchaser shall not be prohibited or enjoined by any law or governmental or court order or regulation and no such prohibition shall have been threatened in writing. (d) Consents. The Company shall have obtained the consents, permits, approvals, registrations and waivers necessary for the consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Agreements. (e) Transfer Agent. The Company shall have furnished all required materials to the Transfer Agent to reflect the issuance of the Shares at the Closing. (f) Adverse Changes. Since the date hereof, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect. (g) No Amendments to Merger Agreement. The Merger Agreement shall not have been amended or modified, and no waiver thereunder shall have occurred, that would reasonably be expected to materially and adversely affect the benefits the Purchaser would reasonably expect to receive under this Agreement. (h) Closing of Merger. All conditions precedent to the consummation of the Merger set forth in the Merger Agreement shall have been satisfied or waived by the party entitled to the benefit thereof, and the Merger shall have become effective immediately prior to Closing. (i) Opinion of Company Counsel. The Company shall have delivered to the Purchaser and the Placement Agents the opinion of Goodwin Procter LLP, dated as of the Closing Date in customary form and substance to be reasonably agreed upon with the Purchaser. (j) Compliance Certificate. The Chief Executive Officer of the Company shall have delivered to the Purchaser at the Closing Date a certificate certifying that the conditions specified in Sections 6.1(a) (Representations and Warranties), 6.1(b) (Performance), 6.1(c) (No Injunction), 6(h) (Closing of Merger) and 6.1(m) (Listing Requirements) of this Agreement have been fulfilled. (k) Secretary’s Certificate. The Secretary of the Company shall have delivered to the Purchaser at the Closing Date a certificate certifying (i) the Certificate of Incorporation of the Company; (ii) the Bylaws of the Company; and (iii) resolutions of the Company’s Board of Directors (or an authorized committee thereof) approving this Agreement and the transactions contemplated by this Agreement. (l) Registration Rights Agreement. The Company shall have executed and delivered the Registration Rights Agreement substantially in the form attached hereto as Exhibit B (together with

27 such changes or modifications as may be required by the Additional Purchasers and agreed to by the Company) (the “Registration Rights Agreement”) to the Purchaser. (m) Listing Requirements. The Common Stock shall be listed on a National Exchange and shall not have been suspended, as of the Closing Date, by the SEC or the National Exchange from trading thereon nor shall suspension by the SEC or the National Exchange have been threatened, as of the Closing Date, either (i) in writing by the SEC or the National Exchange or (ii) by falling below the minimum listing maintenance requirements of the National Exchange (with a reasonable prospect of delisting occurring after giving effect to all applicable notice, appeal, compliance and hearing periods); and the Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the listing of the Shares and shall have received confirmation from Nasdaq that it has completed its review of such form with no objections to the transactions contemplated herein. 6.2 Conditions to the Obligation of the Company The obligation of the Company to consummate the transactions to be consummated at the Closing, and to issue and sell to the Purchaser the Common Stock to be purchased by it at the Closing pursuant to this Agreement, is subject to the satisfaction or waiver in writing of the following conditions precedent: (a) Representations and Warranties. The representations and warranties contained herein of the Purchaser shall be true and correct on and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date (it being understood and agreed by the Company that, in the case of any representation and warranty of the Purchaser contained herein which is not hereinabove qualified by application thereto of a materiality standard, such representation and warranty need be true and correct only in all material respects) and consummation of the Closing shall constitute a reaffirmation by the Purchaser of each of the representations, warranties, covenants and agreements of the Purchaser contained in this Agreement as of the Closing Date. (b) Performance. The Purchaser shall have performed in all material respects all obligations and conditions herein required to be performed or observed by the Purchaser on or prior to the Closing Date. (c) No Injunction. The purchase of and payment for the Securities by the Purchaser shall not be prohibited or enjoined by any law or governmental or court order or regulation. (d) Closing of Merger. All conditions precedent to the consummation of the Merger set forth in the Merger Agreement shall have been satisfied or waived by the party entitled to the benefit thereof, and the Merger shall have become effective. (e) Registration Rights Agreement. The Purchaser shall have executed and delivered the Registration Rights Agreement to the Company. (f) Payment. The Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Securities being purchased by the Purchaser at the Closing as set forth in Exhibit A. 7. Termination 7.1 Conditions of Termination

28 This Agreement shall terminate and be void and of no further force and effect, and all obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time that the Merger Agreement is terminated in accordance with its terms, (b) with respect to the Purchaser, upon the mutual written agreement of the Company and the Purchaser, (c) if, on the Closing Date, any of the conditions of Closing set forth in Section 6 have not been satisfied as of the time required hereunder to be so satisfied or waived by the party entitled to grant such waiver, or are not capable of being satisfied and, as a result thereof, the transactions contemplated by this Agreement will not be and are not consummated, or (d) if the Closing has not occurred on or before December 23, 2025, other than as a result of a Willful Breach of the Purchaser’s obligations hereunder; provided, however, that nothing herein shall relieve any party to this Agreement of any liability for common law fraud or for any Willful Breach of any representation, warranty, covenant, obligation or other provision contained in this Agreement and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such Willful Breach. Upon the termination of this Agreement in accordance with this Section 7, except as set forth in the proviso to the immediately preceding sentence of this Section 7.1, this Agreement shall be void and of no further effect and any portion of the Purchase Price paid by the Purchaser to Company in connection herewith shall promptly (and in any event within one (1) business day) following such termination be returned to the Purchaser. “Willful Breach” means a deliberate act or deliberate failure to act, taken with the actual knowledge that such act or failure to act would result in or constitute a material breach of this Agreement. The Company shall notify Purchaser of the termination of the Merger Agreement promptly after the termination thereof. 8. Miscellaneous Provisions 8.1 Public Statements or Releases Except as set forth in Section 5.3, neither the Company nor the Purchaser shall make any public announcement with respect to the existence or terms of this Agreement or the transactions provided for herein without the prior approval of the other parties. Notwithstanding the foregoing, and subject to compliance with Section 5.3, nothing in this Section 8.1 shall prevent any party from making any public announcement it considers necessary in order to satisfy its obligations under the law, including applicable securities laws, or under the rules of any national securities exchange. 8.2 Interpretation The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are to this Agreement unless otherwise specified. The headings in this Agreement are included for convenience of reference only and will not limit or otherwise affect the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.” The phrases “the date of this Agreement,” “the date hereof” and terms of similar import, unless the context otherwise requires, will be deemed to refer to the date set forth in the first paragraph of this Agreement. The meanings given to terms defined herein will be equally applicable to both the singular and plural forms of such terms. All matters to be agreed to by any party hereto must be agreed to in writing by such party unless otherwise indicated herein. References to agreements, policies, standards, guidelines or instruments, or to statutes or regulations, are to such agreements, policies, standards, guidelines or instruments, or statutes or regulations, as amended or supplemented from time to time (or to successors thereto). 8.3 Notices

29 Any notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given (a) when delivered if personally delivered to the party for whom it is intended, (b) when delivered, if sent by electronic mail or facsimile with receipt confirmed during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) three (3) days after having been sent by certified or registered mail, return-receipt requested and postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt: (a) If to the Company (on or prior to the Closing Date), addressed as follows: Carisma Therapeutics, Inc. 3675 Market Street, Suite 401 Philadelphia, PA 19104 Attention: Steven Kelly, President and Chief Executive Officer Email: steven.kelly@carismatx.com with a copy to (which shall not constitute notice): Wilmer Cutler Pickering Hale and Dorr LLP 7 World Trade Center 250 Greenwich Street New York, NY 10007 Attention: Brian A. Johnson Chris Barnstable-Brown Email: brian.johnson@wilmerhale.com chris.barnstable-brown@wilmerhale.com If to the Surviving Corporation (following the Closing Date): OrthoCellix, Inc. 11 Great Valley Parkway Malvern, PA 19355 Attention: Shankar Musunuri, President Email: shankar.musunuri@ocugen.com with a copy to (which shall not constitute notice): Goodwin Procter LLP 3025 John F Kennedy Blvd Philadelphia, PA 19104 Attention: Jennifer Porter Rachel Bushey Email: JPorter@goodwinlaw.com RBushey@goodwinlaw.com (b) If to the Purchaser, at its address set forth on Exhibit A or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 8.3.

30 Any Person may change the address to which notices and communications to it are to be addressed by notification as provided for herein. 8.4 Consent to Electronic Notice The Purchaser consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic mail pursuant to Section 232 of the DGCL (or any successor thereto) at the e-mail address set forth below the Purchaser’s name on the signature page or Exhibit A, as updated from time to time by notice to the Company. To the extent that any notice given by means of electronic mail is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party agrees to promptly notify the other parties of any change in its e-mail address, and that failure to do so shall not affect the foregoing. 8.5 Severability If any part or provision of this Agreement is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto. 8.6 Governing Law; Submission to Jurisdiction; Venue; Waiver of Trial by Jury (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction, except to the extent that mandatory principles of Delaware law may apply. (b) The Company and the Purchaser hereby irrevocably and unconditionally: (i) submits for itself and its property in any legal action or proceeding relating solely to this Agreement or the transactions contemplated hereby, to the general jurisdiction of the any state court or United States Federal court sitting in the City of New York, in the State of New York; (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same to the extent permitted by applicable law; (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the party, as the case may be, at its address set forth in Section 8.3 or at such other address of which the other party shall have been notified pursuant thereto; (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction for recognition and enforcement of any judgment or if jurisdiction in the courts referenced in the foregoing clause (i) are not available despite the intentions of the parties hereto;

31 (v) agrees that final judgment in any such suit, action or proceeding brought in such a court may be enforced in the courts of any jurisdiction to which such party is subject by a suit upon such judgment, provided that service of process is effected upon such party in the manner specified herein or as otherwise permitted by law; (vi) agrees that to the extent that such party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law; and (vii) irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement. 8.7 Waiver No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement. 8.8 Expenses Except as otherwise agreed, each party shall pay its own out-of-pocket fees and expenses, including the fees and expenses of attorneys, accountants and consultants employed by such party, incurred in connection with the proposed investment in the Securities, the negotiation of the Transaction Agreements and the consummation of the transactions contemplated thereby. 8.9 Assignment None of the parties may assign its rights or obligations under this Agreement or designate another person (a) to perform all or part of its obligations under this Agreement or (b) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of (i) the Company, in the case of the Purchaser and (ii) the Purchaser, in the case of the Company, provided that the Purchaser may, without the prior consent of the Company, assign its rights to purchase the Securities hereunder to any of its affiliates or to any other investment funds or accounts managed or advised by the investment manager who acts on behalf of the Purchaser (provided each such assignee agrees to be bound by the terms of this Agreement and makes the same representations and warranties set forth in Section 4 hereof). In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of this Agreement by executing a writing agreeing to be bound by and subject to the provisions of this Agreement and shall deliver an executed counterpart signature page to this Agreement and, notwithstanding such assumption or agreement to be bound hereby by an assignee, no such assignment shall relieve any party assigning any interest hereunder from its obligations or liability pursuant to this Agreement. 8.10 Confidential Information (a) The Purchaser covenants that until such time as the transactions contemplated by this Agreement and any material non-public information provided to the Purchaser is publicly disclosed by the Company, the Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction), other than to such Person’s outside attorney, accountant, auditor or investment advisor only to the extent necessary to permit evaluation

32 of the investment, and the performance of the necessary or required tax, accounting, financial, legal, or administrative tasks and services and other than as may be required by law. (b) The Company may request from the Purchaser such additional information as the Company may deem reasonably necessary to evaluate the eligibility of the Purchaser to acquire the Securities, and the Purchaser shall promptly provide such information as may reasonably be requested to the extent readily available; provided, that the Company agrees to keep any such information provided by the Purchaser confidential, except (i) as required by the federal securities laws, rules or regulations and (ii) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the SEC or regulatory agency or under the regulations of Nasdaq. The Purchaser acknowledges that the Company may file a copy of this Agreement with the SEC as an exhibit to a periodic report or a registration statement of the Company. 8.11 Reliance by and Exculpation of the Placement Agents (a) The Purchaser agrees and acknowledges for the express benefit of the Placement Agents, their affiliates and their representatives that (i) each of the Placement Agents, their affiliates and their representatives have not made, and will not make any representations or warranties with respect to the Company or the offer and sale of the Securities, and the Purchaser will not rely on any statements made by any of the Placement Agents, orally or in writing, to the contrary, (ii) the Purchaser will be responsible for conducting its own due diligence investigation with respect to the Company and the offer and sale of the Securities, (iii) the Purchaser will be purchasing Securities based on the results of its own due diligence investigation of the Company, the transactions contemplated under the Merger Agreement (and the parties thereto), and each of Placement Agents and each of its directors, officers, employees, representatives, and controlling persons has made no independent investigation with respect to the Company, the transactions contemplated under the Merger Agreement (and the parties thereto), the Securities, or the accuracy, completeness, or adequacy of any information supplied to the Purchaser by the Company, (iv) the Purchaser has negotiated the offer and sale of the Securities directly with the Company, and none of the Placement Agents will be responsible for the ultimate success of any such investment, and (v) the decision to invest in the Company will involve a significant degree of risk, including a risk of total loss of such investment. The Purchaser further represents and warrants to each of the Placement Agents that it, including any fund or funds that it manages or advises that participates in the offer and sale of the Securities, is permitted under its constitutive documents (including, without limitation, all limited partnership agreements, charters, bylaws, limited liability company agreements, all applicable side letters with investors, and similar documents) to make investments of the type contemplated by this Agreement. This Section 8.11 shall survive any termination of this Agreement. (b) The Company agrees and acknowledges that each of the Placement Agents may rely on the representations, warranties, agreements and covenants contained in this Agreement and the Purchaser agrees that each of the Placement Agents may rely on the Purchaser’s representations and warranties contained in this Agreement as if such representations and warranties, as applicable, were made directly to each of the Placement Agents. (c) Neither of the Placement Agents nor any of their respective affiliates or representatives (i) shall be liable for any improper payment made in accordance with the information provided by the Company; (ii) makes any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to the Transaction Agreements or in connection with any of the transactions contemplated therein or any of the transactions contemplated under the Merger Agreement; or (iii) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by the Transaction

33 Agreements or (y) for anything which any of them may do or refrain from doing in connection with the Transaction Agreements, except in each case for such party’s own gross negligence, willful misconduct or bad faith. (d) The Company agrees that each of the Placement Agents, their respective affiliates and representatives shall be entitled to (i) rely on, and shall be protected in acting upon, any certificate, instrument, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, and (ii) be indemnified by the Company for acting as a Placement Agent hereunder pursuant to the indemnification provisions set forth in the engagement letters of the Placement Agents. 8.12 Third Parties Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties to this Agreement any rights, remedies, claims, benefits, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including, without limitation, any partner, member, shareholder, director, officer, employee or other beneficial owner of any party to this Agreement, in its own capacity as such or in bringing a derivative action on behalf of a party to this Agreement) shall have any standing as a third party beneficiary with respect to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, (a) the Placement Agents are an intended third-party beneficiary of the representations and warranties of the Company and of the Purchaser set forth in Section 3 and Section 4, respectively, and Section 6.1(i) and Section 8.11 of this Agreement and (b) the Purchaser and the Company acknowledge and agree that the Surviving Corporation shall be entitled to seek to specifically enforce the Purchaser’s obligations to purchase the Securities hereunder and the Company’s obligations to issue the Securities hereunder pursuant to the terms of this Agreement. 8.13 Independent Nature of Purchaser’s Obligations and Right The obligations of the Purchaser under this Agreement are several and not joint with the obligations of the Additional Purchasers, and the Purchaser shall not be responsible in any way for the performance of the obligations of the Additional Purchasers under the Additional Subscription Agreement. Nothing contained herein, and no action taken by the Purchaser pursuant hereto, shall be deemed to constitute the Purchaser and the Additional Purchasers as, and the Company acknowledges that the Purchaser and the Additional Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchaser and the Additional Purchasers are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by this Agreement and the Company acknowledges that the Purchaser is not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. The Company acknowledges and the Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. The Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for the Additional Purchasers to be joined as an additional party in any proceeding for such purpose. For reasons of administrative convenience only, the Purchaser and its legal counsel may have chosen to communicate with the Company through Paul Hastings LLP, counsel to the Placement Agents. The Purchaser acknowledges that Paul Hastings LLP has rendered legal advice to the Placement Agents and not to the Purchaser in connection with the transactions contemplated hereby, and that the Purchaser has relied for such matters on the advice of its own respective counsel. The Company has elected to provide the Purchaser and each Additional Purchaser with the same terms and Transaction Agreements for the convenience of the Company and not because it was required or requested to do so by the Purchaser or the Additional Purchasers. 8.14 Equal Treatment of the Purchaser and Additional Purchasers

34 No consideration shall be offered or paid to the Purchaser to amend this Agreement or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the Additional Purchasers. For clarification purposes, this provision constitutes a separate right granted to the Purchaser and each Additional Purchaser by the Company and negotiated separately by the Purchaser and each Additional Purchaser and shall not in any way be construed as the Purchaser and the Additional Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of shares of Common Stock or otherwise. 8.15 Counterparts This Agreement may be signed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. 8.16 Entire Agreement; Amendments This Agreement and the other Transaction Agreements constitute the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter hereof, whether written or oral. Without limitation to Section 5.4 hereof, no modification, alteration, or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company, the Purchaser and OrthoCellix, Inc. The Company, on the one hand, and the Purchaser, on the other hand, may by an instrument signed in writing by such parties waive the performance, compliance or satisfaction by the Purchaser or the Company, respectively, with any term or provision hereof or any condition hereto to be performed, complied with or satisfied by the Purchaser or the Company, respectively. 8.17 Survival The covenants, representations and warranties made by each party hereto contained in this Agreement shall survive the Closing and the delivery of the Securities in accordance with their respective terms. 8.18 Mutual Drafting This Agreement is the joint product of the Purchaser and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto. 8.19 Additional Matters For the avoidance of doubt, the parties acknowledge and confirm that the terms and conditions of the Securities were determined as a result of arm’s-length negotiations. 8.20 SPECIFIC PERFORMANCE. THE PARTIES HERETO AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH ITS SPECIFIC INTENT OR WERE OTHERWISE BREACHED. IT IS ACCORDINGLY AGREED THAT THE PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS, WITHOUT BOND, TO PREVENT OR CURE BREACHES OF THE PROVISIONS OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS HEREOF, THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY MAY BE

35 ENTITLED BY LAW OR EQUITY, AND ANY PARTY SUED FOR BREACH OF THIS AGREEMENT EXPRESSLY WAIVES ANY DEFENSE THAT A REMEDY IN DAMAGES WOULD BE ADEQUATE. [Remainder of Page Intentionally Left Blank.]

[Signature Page to Subscription Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. COMPANY: CARISMA THERAPEUTICS INC. By: Name: Steven Kelly Title: President and Chief Executive Officer

[Signature Page to Subscription Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. PURCHASER: OCUGEN, INC. By: Name: Shankar Musunuri Title: Chairman and CEO

EXHIBIT A PURCHASER Purchaser Name and Address Aggregate Purchase Price Ocugen, Inc. 11 Great Valley Parkway Malvern, PA 19355 $5,000,000 TOTAL: $5,000,000

-2- ACTIVE/201731414.3 EXHIBIT B FORM OF REGISTRATION RIGHTS AGREEMENT